Supplement to the
Fidelity® Advisor Fifty Fund
Class A, Class T, Class B, and Class C
January 29, 2010
Prospectus

Proposed Reorganization. The Board of Trustees has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Fifty Fund and Fidelity Advisor New Insights Fund pursuant to which Fidelity Advisor Fifty Fund would be reorganized on a tax-free basis with and into Fidelity Advisor New Insights Fund.

The Agreement provides for the transfer of all of the assets of Fidelity Advisor Fifty Fund in exchange for corresponding shares of Fidelity Advisor New Insights Fund equal in value to the net assets of Fidelity Advisor Fifty Fund and the assumption by Fidelity Advisor New Insights Fund of all of the liabilities of Fidelity Advisor Fifty Fund. After the exchange, Fidelity Advisor Fifty Fund will distribute the Fidelity Advisor New Insights Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Fifty Fund. As a result, shareholders of Fidelity Advisor Fifty Fund will become shareholders of Fidelity Advisor New Insights Fund (these transactions are collectively referred to as the "Reorganization").

A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor Fifty Fund is expected to be held during the fourth quarter of 2010 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor Fifty Fund in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about December 20, 2010. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

Effective the close of business on August 13, 2010, new positions of the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their existing fund positions. Investors who did not own shares of the fund on August 13, 2010 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by August 13, 2010, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since August 13, 2010, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 4) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Advisor New Insights Fund, please call 1-877-208-0098. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

AFIF-10-02 July 30, 2010
1.749940.125

Effective after the close of business on September 1, 2010 (the "Effective Date"), Class B shares will be closed to new accounts and additional purchases by existing shareholders. After the Effective Date, shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired after that date pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the existing conversion schedule. Existing shareholders of Class B shares may continue to exchange their Class B shares for Class B shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund until they convert to Class A. Existing Class B shareholders may also continue to add to their accounts through the reinvestment of dividends and capital gain distributions (including through the Directed Dividends® Option) until their conversion dates.

After the Effective Date, any purchase orders for Class B shares (other than for an exchange or a distribution reinvestment) received by a fund will be deemed to be a purchase order for Class A shares of the fund and will be subject to any applicable Class A front-end sales charge. For purposes of determining the applicable Class A sales charge, the value of a shareholder's account will be deemed to include the value of all applicable shares in eligible accounts, including Class B shares. Please see "Fund Distribution" for more information.

After the Effective Date, the Reinstatement Privilege will no longer be offered for Class B shares. However, shareholders who redeem Class B shares and wish to reinvest all or a portion of the redemption proceeds within 90 days of redemption can invest in Class A shares without incurring a front-end sales charge. To qualify, shareholders must notify Fidelity in writing in advance of reinvestment and must reinstate shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply.

All other Class B share features, including but not limited to distribution and service fees, contingent deferred sales charges (CDSC) and conversion features, will remain unchanged.

Also effective on or about July 12, 2010, the CDSC on investments in Class A shares of $1 million or more will change. Effective on such date, investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

The following replaces similar information found in the footnotes to the "Fee Table" on page 3.

Class A and Class T purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class T purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% or 0.25%, respectively.

Effective on or about July 12, 2010, the following replaces similar information found in the "Fund Distribution" section on page 23.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell your shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

Effective on or about July 12, 2010, the following replaces similar information under the "Sales Charges and Concessions - Class A" table in the "Fund Distribution" section on page 24.

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Effective on or about July 12, 2010, the following replaces similar information found in the "Fund Distribution" section beginning on page 26.

You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter.

Effective on or about July 12, 2010, the following replaces similar information found in the "Fund Distribution" section beginning on page 26.

If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges.

The following supplements information under the "Fund Distribution" section on page 30.

10. (Applicable to Class B only) From the Fidelity Advisor 403(b) program.

Supplement to the
Fidelity® Advisor Fifty Fund
Institutional Class
January 29, 2010
Prospectus

Proposed Reorganization. The Board of Trustees has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Fifty Fund and Fidelity Advisor New Insights Fund pursuant to which Fidelity Advisor Fifty Fund would be reorganized on a tax-free basis with and into Fidelity Advisor New Insights Fund.

The Agreement provides for the transfer of all of the assets of Fidelity Advisor Fifty Fund in exchange for corresponding shares of Fidelity Advisor New Insights Fund equal in value to the net assets of Fidelity Advisor Fifty Fund and the assumption by Fidelity Advisor New Insights Fund of all of the liabilities of Fidelity Advisor Fifty Fund. After the exchange, Fidelity Advisor Fifty Fund will distribute the Fidelity Advisor New Insights Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Fifty Fund. As a result, shareholders of Fidelity Advisor Fifty Fund will become shareholders of Fidelity Advisor New Insights Fund (these transactions are collectively referred to as the "Reorganization").

A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor Fifty Fund is expected to be held during the fourth quarter of 2010 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor Fifty Fund in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about December 20, 2010. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

AFIFI-10-01 July 30, 2010
1.749941.118

Effective the close of business on August 13, 2010, new positions of the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their existing fund positions. Investors who did not own shares of the fund on August 13, 2010 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by August 13, 2010, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since August 13, 2010, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 4) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Advisor New Insights Fund, please call 1-877-208-0098. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).